Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

BMW Canada Inc.	BMW Canada Auto Trust
50 Ultimate Drive	50 Ultimate Drive
Richmond Hill ON L4S 0C8	Richmond Hill ON L4S 0C8

We have performed the procedures enumerated below, which were agreed to by BMW Canada Inc. ("BMW Canada” or “you”) on behalf of itself and a special purpose entity, BMW Canada Auto Trust (the “Issuer”) that is administered by BMW Canada Inc., to perform the procedures enumerated below, which are agreed to by BMW Canada, the BMW Canada Auto Trust and by the following third parties, RBC Dominion Securities Inc. and RBC Capital Markets LLC (such third parties collectively referred to herein as the “Specified Parties”), who execute an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed. The procedures were performed in connection with the potential issuance by the BMW Canada Auto Trust, of its Asset Backed Notes, Series 2021-1 (the “Notes”) collateralized by a pool of BMW branded automobile and sports activity vehicle retail leases (the “Leases”). The procedures were performed solely to assist you and the Specified Parties in determining the accuracy with respect to certain lease portfolio data of the Leases related to the potential issuance of the Notes (the “Transaction”).

This agreed-upon procedures engagement was performed in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the agreed-upon procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained this AUP Report or has access to it without having executed an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

(i)	rely upon this AUP Report, and any use of this AUP Report or its contents by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

(ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17g-5 of the Securities Exchanges Act of 1934) without the prior written consent of PwC.

The sample size of 98 was determined by BMW Canada.

PricewaterhouseCoopers LLP
PwC Tower, 18 York Street, Suite 2600, Toronto, Ontario, Canada M5J 0B2
T: +1 416 863 1133, F: +1 416 365 8215, www.pwc.com/ca

“PwC” refers to PricewaterhouseCoopers LLP, an Ontario limited liability partnership.

PwC should not be regarded as having in any way warranted or as having given any assurance as to the following items as detailed in SEC Rule 17g-10 (d)(1) (ii) through (v):

●	whether the origination of the Leases conformed to, or were derived from, stated underwriting or credit extension guidelines, standards, criteria or other requirements;

●	the value of the Leases securing the Notes;

●	whether BMW Canada complied with federal, provincial, state, and local laws or regulations; and

●	any other factor or characteristic of the Leases that may be material to the likelihood that the Notes will pay interest and principal in accordance with applicable terms and conditions.

PwC should not be regarded as having in any way warranted or as having given any assurance to any other procedures than those detailed in this AUP Report.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

(i)	questions of legal interpretation;

(ii)	the sufficiency of these procedures;

(iii)	the adequacy of the sample size as determined by BMW Canada, nor do we draw any conclusions about the entire pool of Leases based on the sample size and results of the procedures performed; and

(iv)
the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by BMW Canada or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us.

These procedures should not be taken to replace any additional inquiries or procedures that you would undertake in consideration of the Transaction.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the procedures described below. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We did not perform any procedures with respect to the fair value of the Notes and thus PwC expresses no opinion on the fair value of the Notes.

I.	Data, Information and Documents Provided

BMW Canada provided a file, titled “2020-12-16 Preliminary Pool Cut Listing Nov 30 2020 - BMWCA 2021-1” (the “Preliminary Data File”) that contains certain data fields related to a pool of Leases as of November 30, 2020 (the “Preliminary Cut-off Date”). A sample of 98 retail operating lease contracts were selected haphazardly by PwC from the Preliminary Data File (the “Sampled Leases”). The Specified Parties represent that the Sampled Leases are included in the pool of Leases to be sold as part of the Transaction.  BMW Canada provided the following data, information, and documents related to the Sampled Leases:

A.	Copies of, or access to, the following documents were provided, as applicable (the “Lease Files”):

(1)	The motor vehicle lease agreement signed by the lessee (the “Lease Contract”), provided via screen sharing through Skype.

(2)	Any Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form (as applicable) (collectively, the “Title Documents”).

B.	Copies of, or access to, the Personal Credit Application information contained in the BMW Canada’s International Funding System.

C.
Copies of, or access to, the following information provided from BMW Canada’s Account Manager eXpress (“AMX”) system, Credit Flow (“CRIF”) system, and APPRO applications as applicable (collectively, the “Database Systems”):

(1)	The Application IDs of the customers.

(2)	The Credit Bureau Score for the customer or the co-applicant.

D.	A copy of the ALG Inc. (“ALG”) of the residual values of the Lease Contracts as at the Preliminary Cut-off Date.

The data, information and documents listed above and provided by BMW Canada are collectively referred to as the “Data, Information, and Documents”.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sampled Leases. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding are deemed to be in agreement. In the event that a document is not clear, data is missing, or there is a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a BMW Canada representative for clarification prior to reporting any exceptions. We reported any exceptions to the procedures below in Exhibit I.

1)	Using BMW Canada’s Preliminary Data File, we haphazardly selected a sample of 98 Lease Contracts. The Preliminary Data File is not subject to audit procedures.

2)	For each Sampled Lease, we requested from BMW Canada access to the Lease Contracts, as well as the Title Documents.

3)	For each Sampled Lease, we:

A.	Compared the Lease Number, set forth as “Account Number” in the Preliminary Data File to the Lease Number, set forth as “Account Number” in BMW Canada’s Electronic Document Management (“EDM”) System.

B.	Compared the First Payment Date, set forth as "first_pmt_dte" in the Preliminary Data File to the date on which the first payment is due, as set forth in the Lease Contract.

C.
Re-computed the Capital Cost Amount as the sum of the “Total Price” amount and “Outstanding Balance of any refinanced prior loans” less the sum of the “Cash Down Payment” and the
“Net Trade-in Allowance” amounts, all these amounts as set forth in the Lease Contract.

D.	Compared the Original Term to Maturity, set forth as “Term” in the Preliminary Data File, to the “No. of Payments” amount contained in the Lease Contract.

E.	Compared the Monthly Base Payment Amount set forth as "Monthly Payment with Insurance" in the Preliminary Data File, to the “Monthly Lease Payment before Taxes” amount contained in the Lease Contract.

F.	Compared the Contract End Date, set forth as “contract_end_dte” in the Preliminary Data File, to the “Scheduled Termination Date” contained in the Lease Contract.

G.	Compared the Province/Territory of Original Registration, set forth as “Province” in the Preliminary Data File, to the Province/Territory set forth in the Title Documents.

H.	Compared the Vehicle Identification Number, set forth as “VIN” in the Preliminary Data File, to the “Vehicle Identification Number” contained in the Lease Contract.

I.	Compared the Vehicle Model Year, set forth as "model_year" in the Preliminary Data File, to the “Year” contained in the Lease Contract.

J.
Compared the Adjusted Manufacturer’s Suggested Retail Price, set forth as "MRSP_amt" in the Preliminary Data File, to the “MSRP” amount contained in the Lease Contract or the Personal Credit Application information in the BMW Canada’s International Funding System.

4)	For each of the Sampled Leases, using the customer’s “Application ID” from the Database Systems, we:

A.
Compared the credit bureau score set forth as “Credit Bureau Score” noted in the Preliminary Data File to the credit bureau score set forth as the higher of the “Borrower Score” and “Co-applicant score” contained in the CRIF system.

For the purpose of this procedure, where a co-applicant was present, the higher of the Credit Bureau Score of the co-applicant and the borrower was compared to the Preliminary Data File.

B.	Recomputed the Remaining Term to Maturity as of the Preliminary Cut-off Date, as the total original term to maturity, in 3(D); less the months between the following:

(i)	The preceding month end of the contract’s inception date.

(ii)	The Preliminary Cut-off Date.

Compared the recomputed amount to the “Remaining Term” in the Preliminary Data File.

C.	Recomputed the Days Past Due as outlined under (i) and (ii) and compared this to the “days_over” as set forth in the Preliminary Data File.

(i)
If the payment received date set forth in the AMX System report, obtained from BMW Canada, was after the Preliminary Cut-off Date, then we recalculated the number of days past due as the number of days between the Preliminary Cut-off Date and the due date set forth in the AMX System.

(ii)	If the payment received date set forth in the AMX System, obtained from BMW Canada, was on or prior to the Preliminary Cut-off Date, we assumed that the number of days past due is zero.

D.
Obtained a file from BMW Canada from ALG Inc. which contains the ALG Residual amounts as of the Preliminary Cut-off Date. We recomputed the ALG Residual Amount as the lesser of (A) the “Estimated Residual Value” set forth in the Lease Contract, if applicable; and (B) the ALG Residual Amount, set forth as the “ALG RV” in the ALG Residual File as of the Preliminary Cut-off Date.

We have not performed any procedures over the completeness or accuracy of the information set forth in the ALG Residual file.

E.	Inspected the Title Documents in each of the customer files, noting BMW Canada’s security interest (lien) in the motor vehicle in that BMW Canada Inc. is named as the owner of the vehicle.

We did not perform any procedures to determine if the Title Documents complied with BMW Canada’s guidelines for preparation, nor any procedures in respect to completeness and accuracy of information contained in the Title Documents or in respect of legal validity or enforceability of the Title Documents.

F.
Inspected the Lease Contracts for the Sampled Leases and verified that each contract is signed, noting an exception if the Lease Contract was not signed. We did not perform any procedures in respect of the authenticity of the signatures.

The procedures enumerated above were performed as of the date of this AUP Report and are completed. We disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this letter because of events occurring, or data, information, or documents coming to our attention, subsequent to the date of this letter.

/s/ PricewaterhouseCoopers LLP

Chartered Professional Accountants

Toronto, Ontario
February 2, 2021

Exhibit I

No exceptions noted.